UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

December 13, 2007
Date of Report (Date of earliest event reported)

HARBOR ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-32688	56-2518836
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

400 Crown Colony Drive, Suite 104, Quincy, MA 02169
(Address of principal executive offices) (Zip Code)

(617) 472-2805
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 FR 240.13e-4(c))

Item 8.01 Other Events

On December 13, 2007, the Company filed a press release announcing its intention to adjourn its stockholders meeting scheduled for Friday, December 14, 2007, without conducting any business, until Friday, December 21, 2007.

A copy of the press release is attached as an Exhibit to this report.

Item 9.01. Financial Statements and Exhibits

(d)           Exhibits.

Exhibit No.	Description
99.1	Press Release dated December 13, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARBOR ACQUISITION CORPORATION

Date: December 13, 2007	By:	/s/ Robert J. Hanks
	Name:	Robert J. Hanks
	Title:	Chief Executive Officer

EXHIBIT INDEX

Number	Description

99.01	Press release dated December 13, 2007